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                                                                     EXHIBIT 5.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2005, in Amendment No. 1 to the Registration Statement (Form F-10) and related Prospectus of Cardiome Pharma Corp. for the registration of its common shares.


                                                         /s/  Ernst & Young LLP
Vancouver, Canada                                        Chartered Accountants
March 17, 2005